THIRD AMENDMENT
                                       to
             FOURTH AMENDED AND RESTATED CREDIT FACILITIES AGREEMENT
                                      among
                  NATIONSBANK, N.A., as "Administrative Agent"
                                       and
                                NATIONSBANK, N.A.
                                       and
             THE OTHER LENDERS LISTED ON THE SIGNATURE PAGES HEREOF,
                                  as "Lenders"
                                       and
                               DT INDUSTRIES, INC.
                                       and
            THE OTHER BORROWERS LISTED ON THE SIGNATURE PAGES HEREOF,
                                 as "Borrowers"



     This THIRD AMENDMENT to FOURTH AMENDED AND RESTATED CREDIT FACILITIES AGREEMENT (this "Amendment") is entered into as of August 26, 1998, by and among DT INDUSTRIES, INC., a Delaware corporation, DT INDUSTRIES (UK) II LIMITED, ASSEMBLY TECHNOLOGIE & AUTOMATION GMBH, KALISH CANADA INC., and DT CANADA INC. (separately and collectively, "Borrower"), NATIONSBANK, N.A. ("NationsBank"), as administrative agent ("Administrative Agent"), and the Lenders.


                                    RECITALS:

A. Borrower and Lenders are party to that certain Fourth Amended and Restated Credit Facilities Agreement dated as of July 21, 1997, as amended by that certain First Amendment thereto dated as of December 31, 1997, as further amended by that certain Second Amendment thereto dated as of April 30, 1998 (the "Original Loan Agreement").

B. DT Industries, Inc. (referred to herein and in the Original Loan Agreement as "Domestic Borrower") desires to have the ability to repurchase more of its common stock than is permitted by the Original Loan Agreement.

C. The Required Lenders have agreed to amend the Original Loan Agreement to permit such stock repurchase on the terms and conditions contained herein.

                                    AMENDMENT

Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, Borrower and Lenders hereby amend the Original Loan Agreement as follows:

1. DEFINITIONS. Capitalized terms used and not otherwise defined herein have the meanings given them in the Loan Agreement. All references to the "Agreement" or the "Loan Agreement" in the Original Loan Agreement and in this Amendment shall be deemed to be references to the Original Loan Agreement as it is amended hereby and as it may be further amended, restated, extended, renewed, replaced, or otherwise modified from time to time.

2. CONDITIONS TO EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective as of August 26, 1998 (the "Amendment Effective Date"), but only if this Amendment has been executed by Borrower and the Required Lenders.

3.   AMENDMENTS TO ORIGINAL LOAN AGREEMENT.

     3.1. GLOSSARY. Exhibit 2.1 of the Original Loan Agreement is hereby amended by deleting the definition of "Permitted Stock Repurchase" in its entirety and replacing it with the following definition:

          "Permitted Stock Repurchase - any purchase by Domestice Borrower of its own common stock made on reasonable terms in an arm's length transaction (including open market purchases) which does not cause the total expenditures by Domestic Borrower in all such transactions, in the aggregate (calculated on a cumulative basis beginning on the Effective Date), to exceed $70,000,000."

4. EFFECT OF AMENDMENT. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Administrative Agent or Lenders under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement, any of the other Loan Documents or any existing Default or Event of Default, nor act as a release or subordination of the Security Interests of Administrative Agent or Lenders under the Security Documents. Each reference in the Loan Agreement to "the Agreement", "hereunder", "hereof", "herein", or words of like import, shall be read as referring to the Loan Agreement as amended by this Amendment.

5. REAFFIRMATION. Borrower hereby acknowledges and confirms that (i) except as expressly amended hereby the Loan Agreement remains in full force and effect,
(ii) the Loan Agreement is in full force and effect, (iii) Borrower has no defenses to its obligations under the Loan Agreement and the other Loan Documents, (iv) the Security Interests of Administrative Agent and Lenders under the Security Documents secure all the Loan Obligations under the Loan Agreement as amended by this Amendment, continue in full force and effect and have the same priority as before this Amendment, and (v) Borrower has no claim against Administrative Agent or any Lender arising from or in connection with the Loan Agreement or the other Loan Documents, other than potential claims against Lenders arising from penalties assessed against Borrower for the failure of Borrower to pay any withholding Tax imposed by the United Kingdom prior to April 30, 1998.

6. GOVERNING LAW. This Amendment has been executed and delivered in St. Louis, Missouri, and shall be governed by and construed under the laws of the State of Missouri without giving effect to choice or conflicts of law principles thereunder.

7. SECTION TITLES. The section titles in this Amendment are for convenience of reference only and shall not be construed so as to modify any provisions of this Amendment.

8. COUNTERPARTS; FACSIMILE TRANSMISSIONS. This Amendment may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Amendment may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

9. INCORPORATION BY REFERENCE. Lenders and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Amendment by this reference.

10. STATUTORY NOTICE. The following notice is given pursuant to Section 432.045 of the Missouri Revised Statutes; nothing contained in such notice will be deemed to limit or modify the terms of the Loan Documents or this Amendment:

     ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

BORROWER AND LENDERS HEREBY AFFIRM THAT THERE IS NO UNWRITTEN ORAL CREDIT AGREEMENT BETWEEN BORROWER AND LENDERS WITH RESPECT TO THE SUBJECT MATTER OF THIS AMENDMENT.

                     [the next page is the signature page]

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first above written.


DT INDUSTRIES, INC. a Delaware             KALISH CANADA INC., a New Brunswick,
Corporation                                Canada corporation


By: /s/ Bruce P. Erdel                     By: /s/ Bruce P. Erdel
   ----------------------------------          ---------------------------------
   Bruce P. Erdel, Senior Vice                 Bruce P. Erdel, Vice President
   President - Finance and                     and Treasurer
   Administration



DT CANADA INC. a New Brunswick,            ASSEMBLY TECHNOLOGIE & AUTOMATION
Canada corporation                         GMBH, a German limited liability
                                           company


By: /s/ Bruce P. Erdel                     By: /s/ Bruce P. Erdel
   ----------------------------------          ---------------------------------
   Bruce P. Erdel, Vice President              Bruce P. Erdel,
   and Treasurer                               Geschaftsfuhrer



DT INDUSTRIES (UK) II LIMITED, a
corporation of England and Wales


By: /s/ Bruce P. Erdel
   ----------------------------------
   Bruce P. Erdel, Director


                           [signature pages continue]

NATIONSBANK, N.A., as Administrative       DRESDNER BANK AG NEW YORK AND
Agent and a Lender                         GRAND CAYMAN BRANCHES


By: /s/ Michael F. Murphy                  By: /s/ Beverly G. Cason
   ----------------------------------          ---------------------------------
   Michael F. Murphy                           Beverly G. Cason
   Vice President                              Vice President


                                           By: /s/ John W. Sweeney
                                               ---------------------------------
                                               John W. Sweeney
                                               Assistant Vice President



THE BANK OF NEW YORK                       THE BANK OF NOVA SCOTIA


By: /s/ Christine C. Bailey                By: /s/ F.C.H. Ashby
   ----------------------------------          ---------------------------------
   Christine C. Bailey                         F.C.H. Ashby
   Assistant Vice President                    Senior Manager Loan Operations



THE SAKURA BANK, LIMITED                   BANK OF TOKYO-MITSUBISHI
                                           NEW YORK BRANCH


By: /s/ Yasuhiro Terada                    By: /s/ Friedrich N. Wilms
   ----------------------------------          ---------------------------------
   Yasuhiro Terada                             Friedrich N. Wilms
   Senior Vice President                       Attorney-In-Fact


                           [signature pages continue]

THE LONG-TERM CREDIT BANK OF               THE SUMITOMO BANK, LIMITED
JAPAN, LTD.


By:                                        By: /s/ J. H. Broadley
   ----------------------------------          ---------------------------------
                                               J. H. Broadley
                                               Vice President
                                               N.Y. Office


                                           By: /s/ Brian M. Smith
                                               ---------------------------------
                                               Brian M. Smith
                                               Senior Vice President &
                                               Regional Manager (East)



NATIONAL CITY BANK


By: /s/ Barry C. Robinson
   ----------------------------------
   Barry C. Robinson
   Vice President








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